Exhibit 10.6

                            FIRST AMENDMENT TO LEASE
                            ------------------------


         THIS First Amendment to Lease (this "Amendment") is entered into as of July 30, 2002 (the "Effective Date"), between TPLP Office Park Properties
 ------------                                     ------------------------------
("Lessor"), and Integrated Security Systems, Inc. ("Lessee").
            ------------------------------------


                                    RECITALS:
                                    ---------

         A. Lessor and Lessee entered into a certain Modified Triple Net Lease (the "Lease Agreement") dated as of May 1, 2001 (the Lease Agreement and
                                            -----------
this Amendment are hereinafter collectively referred to as the "Lease"); and

         B. Lessor and Lessee now desire to amend the Lease and expand the area of the Premises in accordance with the terms and conditions of this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lease is amended as follows:


                                   AGREEMENTS:
                                   -----------

1.       Definitions.  All terms not  otherwise  defined  herein  shall have the
         -----------
meanings given them in the Lease Agreement.


2.       Premises.  Effective as of August 1, 2002 (the "Effective  Date"),  the
         --------                   --------------
Lease Agreement is amended to provide as follows:


         A.     The term  "Premises"  shall mean the  downsizing of the original

Premises  consisting of 9,440 rentable  square feet to consist of 8,386 rentable
                        -----                                     -----
square fee,  identified as 8200 Springwood,  Suite 230,  Irving,  Texas 75063 as
                           --------------------------------------------------
depicted on Exhibit A hereto (the "Premises").
            ---------

         B.     Lessee's  Proportionate  Share of the  Project  shall be  .1489.
                                                                          -----
Lessee's Proportionate Share of the Premises to the Building shall be .2977.
                                                                      -----

         C.     Base  Rent  for the  Premises  shall  be  $6,988.33  per  month,
                                                          ---------
beginning  August 1, 2002 and  $7,163.04  beginning  January 1, 2003.  Estimated
           --------------      ---------             ---------------
expenses  for the  Premises  shall be  $2,494.84  per  month  under  the  lease,
                                       ---------
beginning August 1, 2002.
          --------------

3.       Security  Deposit:  $8,431.24  payable  in lawful  money of the  United
         -----------------   ---------
States of America.

4.       AS IS. Lessee  accepts the Premises in the condition they are in on the
         -----
Effective Date. Lessor has no responsibility for any improvements thereto. Lessee shall maintain the Premises in good condition, order and repair, excepting only reasonable wear and tear. Lessee has examined and knows the permitted use under the Lease. Lessee has examined and knows the condition of the Premises and agrees that no representations, except such as are contained herein, have been made to Lessee respecting the condition of the Premises. The taking possession of the Premises by Lessee shall be conclusive evidence that the Premises are in good and satisfactory condition. Lessee shall make no alterations to the Premises, except as provided in the Lease Agreement.

5.       Full Force and Effect.  Except as expressly  amended by this Amendment,
         ---------------------
all terms and conditions of the Lease remain unmodified, in full force and effect. Lessee knows of no default by Lessor under the Lease as of the Effective Date.

6.       Broker.  Lessee  represents and warrants that it has not dealt with any
         ------
broker in connection with the negotiation or execution of this Amendment, and Lessee agrees to indemnify and hold Lessor harmless from all liability arising from any claim by any broker claiming under Tenant including, without limitation, the cost of reasonable counsel fees in connection therewith.

7.       Authority. Each party represents and warrants that it has due power and
         ---------
lawful authority to execute and deliver this Amendment and to perform its obligations under the Lease; and the Lease and this Amendment are the valid, binding and enforceable obligations of such party.

         EXECUTED as of the date first written above.

 LESSOR:                                                LESSEE:
 TPLP Office Park Properties                            Integrated Security Systems, Inc.
 -------------------------------------------            -----------------------------------
 By:  American Office Park Properties
      TPGP, a California Corporation
      doing business in Texas as TPGP Office
      Park Properties, Inc., General Partner

 By: /S/ ANGELIQUE BENSCHNEIDER                         By: /S/ RICHARD POWELL
     ---------------------------------------                -------------------------------
     Angelique Benschneider, Vice President                 Richard Powell, Vice President,
                                                            Chief Accounting Officer

     ------------------------------                         ------------------------------
       AUTHORIZED SIGNATURE/TITLE                             AUTHORIZED SIGNATURE/TITLE

 Date: September 3, 2002                                Date:  August 7, 2002
       -----------------                                       --------------

                            MODIFIED TRIPLE NET LEASE



                           TPLP Office Park Properties
                           ---------------------------

                                    (LESSOR)



                                       AND



                        Integrated Security Systems, Inc.
                        ---------------------------------

                                    (LESSEE)

                            MODIFIED TRIPLE NET LEASE

                                TABLE OF CONTENTS

                                                                          Page

1.    Lease Terms...........................................................1
2.    Letting...............................................................2
3.    Base Rent.............................................................3
4.    Additional Rent.......................................................3
5.    Late Charges..........................................................5
6.    Security Deposit and Financial Reporting..............................5
7.    Use of Premises; Quiet Enjoyment; Trash...............................6
8.    Parking...............................................................6
9.    Utilities.............................................................7
10.    Lessee Improvements; Lessee Alterations and Mechanic's Liens.........8
11.    Repairs..............................................................9
12.    Insurance...........................................................10
13.    Indemnification and Waiver of Claims................................11
14.    Hazardous Materials.................................................11
15.    Auctions and Signs..................................................13
16.    Lessor's Access.....................................................13
17.    Abandonment.........................................................13
18.    Damage or Destruction...............................................13
19.    Transfer (Assignment/Subletting)....................................14
20.    Default.............................................................15
21.    Remedies of Lessor..................................................15
22.    Arbitration.........................................................16
23.    Surrender of Lease Not Merger.......................................17
24.    Professional Fees, Costs and Expenses...............................17
25.    Condemnation........................................................17
26.    Rules and Regulations...............................................17
27.    Estoppel Certificate................................................18
28.    Sale By Lessor......................................................18
29.    Notices.............................................................18
30.    Waiver..............................................................18
31.    Lessee's Intent; Holdover...........................................18
32.    Relocation of the Premises..........................................18
33.    Default by Lessor; Limitation of Liability; Real Estate
         Investment Trust..................................................19
34.    Subordination.......................................................19
35.    Force Majeure.......................................................19
36.    Miscellaneous Provisions............................................20
37.    Examination of Lease; Good Faith Deposits...........................21
38.    Governing Law.......................................................21
39.    Lessor's Lien.......................................................21
40.    Special Provisions and Exhibits.....................................21

                            MODIFIED TRIPLE NET LEASE



Lease Preparation Date:    May 1, 2001
                       ---------------------------------------------------------

Lessor:     TPLP Office Park Properties
       -------------------------------------------------------------------------

Lessee:     Integrated Security Systems, Inc., a Delaware Corporation
       -------------------------------------------------------------------------

Guarantor:        N/A
          ----------------------------------------------------------------------


1.       Lease Terms

         1.01   Premises:  The  Premises  is  located  within the  Building  (as defined  below)  and  is  depicted  on  Exhibit  "A-1".  The  Premises  contains
                                        --------------
approximately 9,440 rentable square feet. The address of the leased Premises is:
              -----
 8200 Springwood, Suite 230, Irving, TX 75063.
 --------------------------------------------

         1.02 Building: The Premises is located in the Building indicated on Exhibit "A-2". The Building contains approximately 28,165 rentable square feet
 ------------                                        ------
and is part of the Project.

         1.03   Project:  The Project is depicted on Exhibit  "A-3" and consists
                                                     --------------
of all improvements on the Property, including the Building of which the Premises is a part. The Project is commonly referred to as Springwood II
                                                                  --------------
Business Park and contains approximately 56,330 rentable square feet.
 ------------                            ------

         1.04 Property: The Project, and all Lessor's land thereunder or appurtenant thereto as described in Exhibit "A" is the Property.
                                    -----------

         1.05 Lessee's Notice Address: Lessee's Notice Address is the address of the leased Premises as stated in Paragraph 1.01 above unless otherwise
                                        ---------------
specified here: 8200 Springwood, Suite 230, Irving, TX 75063.
                --------------------------------------------

         1.06   Lessor's  Notice  Address:  Lessor's  Notice  Address  is:  8200
                                                                            ----
Springwood, Suite 240, Irving, Texas 75063.
 -----------------------------------------

         1.07   Lessee's  Permitted Use: Lessee and Lessor agree that Lessee may
only  use  the  Premises  for  the  following   purpose(s):   Security   Systems
                                                              ------------------
Consultants.
 ----------

         1.08   Lease Term:  The Lease Term  commences on July 01, 2001 and ends
                                                          -------------
on December 31, 2003 (30 months, and 0 days).
   -----------------  --             -

         1.09 Base Rent: During the original term of this Lease, Base Rent shall be paid monthly, in lawful money of the United States of America in the amounts specified below, during the applicable periods noted:


         Base Rent         Applicable Period

         $ 7,709.00        Beginning July 01, 2001      Ending December 31, 2001
           --------                  -------------             -----------------

         $ 6,988.33        Beginning January 01, 2002   Ending August 01, 2002
           --------                  ----------------          ---------------

         $ 7,163.04        Beginning January 01, 2003   Ending November 01, 2003
           --------                  ----------------          -----------------


         1.10   Security  Deposit:  $ 8,431.24  payable  in lawful  money of the
                                    ----------
United States of America.

         1.11   Lease Documentation Fee: $ N/A
                                         -----

         1.12   Initial Monthly Rent Charges:    Base Rent                       (1.09)  $ 7,709.00.
                                                                                          ---------
                                                 CAM                             (1.14)  $ 1,471.07.
                                                                                           --------
                                                 Real Property Taxes             (1.14)  $ 1,384.53.
                                                                                           --------
                                                 Utility and Service Costs       (1.14)  $Included in CAM.
                                                 Insurance Premiums              (1.14)  $    86.53.
                                                                                              -----
                                                 Total initial monthly payment           $10,651.13.
                                                                                          ---------

         1.13 Proportionate Share: Lessee's Proportionate Share of the Project, which represents the approximate Proportionate Share of the Premises to the Project is .0168. Lessee's Proportionate Share of the Building within which
               -----
it is located, which represents the approximate Proportionate Share of the Premises to the Building is .3352. Proportionate Share may be adjusted during
                            -----
the Lease Term if the size of the Project, Premises or Building changes.

         1.14 Operating Expense Estimate: Lessee's Operating Expense Estimate is $3.74.
   -----

         1.15   Broker(s):  N/A.
                            ---

         1.16   Additional Attachments: Exhibits: "A-1", "A-2", "A-3", "B", "C",
                                                  ------------------------------
"D" and "F".
 -----------

2.       Letting

         2.01 Lessor leases to Lessee, and Lessee leases from Lessor, the Premises, as indicated in Paragraph 1.01 in consideration of Lessee's payment of
                          --------------
Base Rent and other payments hereunder subject to all of the terms, covenants and conditions of this Lease and all recorded matters, laws, ordinances and governmental regulations and orders. Lessee's possession and occupancy of the Premises constitutes Lessee's acknowledgment that it has satisfied itself with respect to the overall condition of the Premises, the present and future suitability of the Premises for Lessee's intended use and the substantial completion of the improvements to the Premises, if any, which are to be constructed by Lessor pursuant to Exhibit "B." Any such improvements to be
                                     -------------
constructed  by  Lessor  pursuant  to  Exhibit  "B" are  herein  referred  to as
                                       ------------
"Landlord's Work."

         2.02 Lessee shall only use the Premises for Lessee's Permitted Use set forth in Paragraph 1. Lessee shall not occupy or use the Premises or any
              ------------
part thereof for other than Lessee's Permitted Use and not for any use or purpose which is unlawful or deemed by Lessor to be disreputable in any manner or dangerous to life, limb or property.

         2.03 Unless otherwise provided herein, any statement of square footage set forth in this Lease is an approximation which Lessor and Lessee agree is reasonable for all purposes, and the Premises shall be deemed to contain the rentable square feet set forth in this Lease, regardless of minor variations in actual square footage. Lessor reserves the right to change Lessee's Proportionate Share to reflect any increase or decrease in the common area. Any use of the terms "rentable" and "usable" is for convenience only, and such descriptions represent Lessor's interpretation of such terms. If there is no Lessor's Work pursuant to Exhibit "B," or if Exhibit "B" is not attached
                                -------------       -----------
hereto, then Lessee accepts the Premises in "AS-IS" condition and Lessor shall have no obligation to provide or pay for any repair or other work therein, except as stated in this Lease; and Lessee shall obtain and deliver to Lessor a certificate of occupancy for the Premises from the appropriate governmental authority.

         2.04 Lessor will deliver, where applicable, all systems in the Premises to Lessee with existing plumbing, electrical, fire sprinkler, lighting, air conditioning, heating and mechanical, if any, in good working condition. Lessee has thirty (30) days after the Lease Term commences, or Lessee's occupancy, whichever is sooner, to notify Lessor, in writing, of any non-operative items, and Lessor will promptly rectify same at Lessor's sole cost. However, if Lessee does not give Lessor written notice of any non-operative items within this notification period, all repairs to the Premises which are Lessee's responsibility per Paragraph 11.01 of this Lease will become
                                       ---------------
the obligation of Lessee at Lessee's sole cost and expense.

         2.05 All Lessor's Work to be installed in the Premises pursuant to Exhibit "B," if any, shall be installed by Lessor in compliance with all then
 -----------
applicable codes. Subject to the foregoing, Lessee agrees to comply with all laws, codes, ordinances and other legal requirements (including covenants and restrictions) now or hereafter applicable to the Premises and agrees to cause the Premises to comply with the same, including by making any Lessee Alterations necessitated by any Lessee activity, including but not limited to: (a) any Lessee Improvements or Lessee Alterations, as defined in Paragraph 10.02 below,
                                                          ---------------
made or to be made by Lessee or at Lessee's direction; (b) Lessee's Permitted Use; (c) Lessee's occupancy of the Premises and/or the Property; and (d) the presence of Lessee's employees, agents, contractors, suppliers, invitees or licensees on or about the Property.

         2.06 If for any reason Lessor cannot deliver possession of the Premises on the Commencement Date of the Lease Term, Lessor will not be subject to any liability nor will the validity of this Lease be affected in any manner. Rather, the Commencement Date shall be delayed until delivery of possession and the expiration date of the Lease Term shall be extended so that the Lease Term shall include the same number of full calendar months as set forth in Paragraph
                                                                       ---------
1.08 above (plus any partial first month);  provided,  in the event  delivery of
 ---
possession is delayed by any act, omission or request of Lessee, then the Premises shall be deemed to have been delivered (and the Commencement Date shall occur) on the earlier of the actual date of delivery or the date delivery would have occurred absent the number of days of such delay attributable to Lessee and the term shall then be for such number of full calendar months (plus any partial first month). If for any reason possession of the Premises is not delivered within ninety (90) days of scheduled Commencement Date set forth in Paragraph
                                                                       ---------
1.08 above,  Lessor or Lessee may terminate  this Lease by written  notice given
 ---
after such ninety (90) day period but prior to delivery of possession; provided, such ninety (90) day period shall be extended by (a) the number of days of delays attributable to Lessee, plus (b) the number of days of delays caused by events beyond the reasonable control of Lessor. Lessee shall take possession of the Premises within fifteen (15) days after Lessor notifies Lessee in writing that the Premises is ready for Lessee's occupancy.

         2.07   Subject  to  Paragraph   10.05  and  Lessor's  right  to  retain
                             -----------------
improvements, upon termination of this Lease, Lessee agrees to return the Premises to Lessor in the same condition as received by Lessee as of the original date Lessor delivers the Premises to Lessee, normal wear and tear excepted.

         2.08 If Lessee, with Lessor's prior written consent, occupies the Premises prior to the Commencement Date, Lessee's occupancy of the Premises shall be subject to all the provisions of the Lease. Early occupancy of the Premises shall not advance the expiration date of the Lease. Lessee shall not pay Base Rent during the early occupancy period but all other charges shall begin to accrue on the date of such early occupancy. Lessee shall, however, provide Lessor with evidence of insurance coverage pursuant to Paragraph 12,
                                                                   ------------
prior to such early occupancy.

3.       Base Rent

         3.01 On or before the first day of each calendar month of the Lease Term, Lessee will pay to Lessor in lawful monies of the United States of America, without deduction or offset, prior notice or demand, Base Rent at the place Lessor designates. However, the first month's Base Rent and the Security Deposit will be due and payable concurrently with Lessee's execution of this Lease. All sums payable by Lessee to Lessor hereunder shall be deemed rental.

         3.02   If  indicated  in Exhibit  "B," Base Rent  includes an amortized
                                  -------------
estimation of the costs of Lessor's Work (or costs of Lessor's Work in excess of any Lessee Allowance) which, subject to the terms and conditions of this Lease, shall be paid in equal installments as part of Base Rent by Lessee over the Lease Term. Subject to the provisions of Exhibit "B," should Lessor and Lessee
                                           ------------
agree to any additional Lessor's Work not included in this estimate or if the actual cost of Lessor's Work exceeds this estimate, Lessor may increase Base Rent according to the terms and conditions outlined in Exhibit "B" to similarly
                                                        -----------
amortize such additional costs.

4.       Additional Rent

         4.01 Unless otherwise specifically stated, any charge payable by Lessee under this Lease other than Base Rent is called "Additional Rent". Additional Rent is to be paid concurrently with and subject to the same terms and conditions of Base Rent. The term "rent" whenever used in this Lease means Base Rent, Additional Rent and/or any other monies payable by Lessee under the terms of this Lease. In the event any rent payable under this Lease commences or ends on a day other than the first day of a calendar month, the actual number of days in the prorated month will be used as the basis for the calculation.

         4.02 "Operating Expenses" as used herein shall include all costs and expenses related to the operation, maintenance, and repair of the Premises, Building, Project and/or Property, or any part thereof, incurred by Lessor including but not limited to: (1) Property supplies, materials, labor, equipment, and tools; (2) Lessor-incurred Utility and Service Costs (as further described in Paragraph 4.03B below), security, janitorial, and all applicable
             ---------------
service and maintenance agreements; (3) Property related legal, accounting, and consulting fees, costs and expenses; (4) Insurance Premiums for all policies deemed necessary by Lessor and/or its lenders, and all deductible amounts under such policies (as further described in Paragraph 4.03C below); (5) costs and
                                        ----------------
expenses of operating, maintaining, and repairing common areas of the Property, including but not limited to, hallways, restrooms, conference rooms, exercise rooms, equipment and telephone rooms, driving, parking and other paved or unpaved areas (including but not limited to, resurfacing and striping), landscaped areas (including but not limited to, tree trimming), walkways, building exteriors (including but not limited to, painting and roof repairs), signs and directories, and elevators and stairways; (6) capital improvements and replacements (including all financing costs and interest charges) which are made to improve the operating efficiency of the Property; (7) capital improvements and replacements (including but not limited to, all financing costs and interest charges) required by any governmental authority or law including but not limited to, compliance required under the Americans with Disabilities Act of 1990; (8) compensation (including but not limited to, any payroll taxes, worker's compensation for employees, and customary employee benefits) of all persons, including independent contractors, who perform duties, or render services on behalf of, or in connection with the Property, or any part thereof, including but not limited to, Property operations, maintenance, repair, and rehabilitation; (9) Property management fees; (10) Real Property Taxes (as further described in Paragraph 4.03A, below), provided, however, wherever the
                     ---------------
Lessee and/or any other lessee of space within the Property has agreed in its lease or otherwise to provide any item of such services partially or entirely at its own expense, or wherever in the Lessor's judgment any such significant item of expense is not incurred with respect to or for the benefit of all of the space within the Property, in allocating the Operating Expenses pursuant to the foregoing provisions of this subsection the Lessor shall make an appropriate adjustment, as aforesaid, so as to avoid allocating to the Lessee or to such other lessee (as the case may be) those Operating Expenses covering such services already being provided by the Lessee or by such other lessee at its own expense, or to avoid allocating to all of the net rentable space within the Property those Operating Costs incurred only with respect to a portion thereof, as aforesaid. Lessor agrees that no cost or expense shall be charged more than once. All Operating Expenses other than Real Property Taxes, Utility and Service Costs, and Insurance Premiums, are herein referred to as Common Area Expenses
(CAM).

         4.03A "Real Property Taxes" as used herein shall include any fee, license, tax, late fee, levy, charge, assessment, penalty (if a result of Lessee's delinquency or negligence), or surcharge (hereinafter individually and/or collectively referred to as "Tax") imposed by any authority (including but not limited to, any federal, state, county, or local government, or any school, agricultural, lighting, drainage, or other improvement district, or public or private association) having the direct or indirect power to tax and where such Tax is imposed against the Property, or any part thereof, or Lessor in connection with its ownership or operation of the Property, including but not limited to: (1) any Tax on Lessor's right to receive, or the receipt of, rent or income from the Property, or any part thereof, or Tax against Lessor's business of leasing the Property; (2) any Tax by any authority for services or maintenance provided to the Property, or any part thereof, including but not limited to, fire protection, streets, sidewalks, and utilities; (3) any Tax on real estate or personal property levied with respect to the Property, or any part thereof, and any fixtures and equipment and other property of Lessor or the Property used in connection with the operation, maintenance or repair of the Property; (4) any Tax imposed on this transaction, or based upon a reassessment of the Property, or any part thereof, due to a change in ownership or transfer of all or part of Lessor's interest in the Property, or any part thereof and,
(5) any Tax replacing, substituting for, or in addition to any Tax previously included with this definition. Real Property Taxes do not include: (1) Lessor's federal or state income, franchise, inheritance, or estate taxes; or (2) Lessee's personal property taxes (taxes charged against Lessee's trade fixtures, furnishings, equipment, or other personal property) which are the sole responsibility of Lessee, and shall be billed directly to, and paid in a timely manner by Lessee.

         4.03B "Utility and Service Costs" as used herein shall include all Lessor incurred utility and service costs and expenses including, but not limited to water, electricity, gas, heating, lighting, steam sewer, waste disposal, air conditioning, heating and ventilation related to the Project.

         4.03C "Insurance Premiums" as used herein shall include all insurance premiums for all policies deemed necessary by Lessor and/or its lenders, including but not limited to, worker's compensation, liability, commercial general liability, automobile, rental interruption insurance and any and all additional endorsements, casualty insurance with extended coverage, riders under or attached to such policies.

         4.04 Throughout the Lease Term, Lessee will pay as Additional Rent its Proportionate Share (of the Project and/or building, as applicable) of Operating Expenses which will be equal to each calendar year's total Operating Expenses multiplied by Lessee's Proportionate Share. In the event Lessee is only responsible for a portion of a given calendar year, Lessee's share will be based on the actual number of elapsed applicable days. All Operating Expenses will be adjusted to reflect an average Project occupancy level of ninety-five percent (95%) during any calendar year in which the Project is not at least ninety-five percent (95%) occupied.

         4.05 Lessee's Proportionate Share of Operating Expenses shall be determined and paid as follows:

         4.05A. Lessee's Operating Expense estimates: On or about April 1st of each calendar year, Lessor will provide Lessee with a statement of: (1) Lessee's annual share of estimated Operating Expenses for the then current calendar year;
(2) Lessee's new monthly Operating Expense estimate for the then current year; and, (3) Lessee's retroactive estimate correction billing (for the period of January 1st through the date immediately prior to the commencement date of Lessee's new monthly Operating Expense estimate) for the difference between Lessee's new and previously billed monthly Operating Expense estimates for the then current year.

                4.05A(1).     Annual estimated  share:  Lessee's annual share of
                              estimated  Operating Expenses for the then current
                              calendar year shall be  determined by  multiplying
                              Lessor's  estimated total  Operating  Expenses for
                              the  then  current   calendar  year,  by  Lessee's
                              Proportionate Share (of the Project or Building, as applicable) identified in Paragraph 1.13.

                4.05A(2).     Monthly Operating  Expense estimate:  Lessee's new
                              monthly  Operating  Expense  estimate for the then
                              current  calendar  year  shall  be  calculated  by
                              dividing   Lessee's   annual  share  of  estimated
                              Operating Expenses, as determined above, by 12.

                4.05A(3).     Retroactive estimate correction: Lessee's share of
                              the   change  in   Operating   Expense   estimates
                              retroactive  to January  1st of each year shall be
                              determined  as  follows:   For  the  then  current
                              calendar   year,   the  total  of  Lessee  monthly
                              Operating Expense estimates billed prior to the commencement of Lessee's new monthly Operating
                              Expense estimate shall be subtracted from Lessee's new monthly Operating Expense estimate multiplied by the number of elapsed months within the same period.

         4.05B. Lessee's share of actual annual Operating Expenses: On or about April 1st of each year, Lessor will provide Lessee with a statement reflecting the total Operating Expenses for the calendar year just ended. If the total of Lessee's Operating Expense estimates billed for the calendar year just ended are less than Lessee's Proportionate Share of the actual Operating Expenses for the calendar year just ended, the statement will indicate the payment amount and date due. If Lessee has paid more than its Proportionate Share of Operating Expenses for the preceding calendar year, Lessor will credit the overpayment towards Lessee's future Operating Expense obligations.

         4.06 Under this Lease, monthly Operating Expense estimates, retroactive estimate corrections, and Lessee's share of actual annual Operating Expenses are considered Additional Rent. Monthly Operating Expense estimates are due on the 1st of each month and shall commence in the month specified by Lessor. Lessee's retroactive estimate correction, and actual annual Operating Expense charges, if any, shall be due, in full, on the date(s) specified by Lessor.

         4.07 Lessee will not be entitled to any reduction, refund, offset, allowance or rebate should any Real Property Taxes be retroactively reduced, credited, abated or exempted by any direct or indirect taxing authority for any prior taxation or assessment period. If Lessor fails to provide Lessee with an Operating Expense statement by April 1st of any calendar year, or elects not to bill Lessee its share of actual Operating Expenses, and/or Operating Expenses estimate(s), or estimate increase(s) for any period of time, Lessor's right to bill and collect these charges from Lessee at a later time is not waived.

         4.08 Whether now in force or hereafter in force, Lessee will pay as Additional Rent its share of any duties, levies or fees resulting from any statutes or regulations, or interpretations thereof, enacted by any governing authority which pertains to Lessor's or Lessee's use, ownership, occupancy or alteration of the Premises, Project, or Property, or any part thereof. Lessee's share of such duties or fees will be based on Lessee's Proportionate Share as indicated in Paragraph 1.13, or other equitable method determined by Lessor in
             --------------
its sole discretion. In the event the Property, or any part thereof, shares common Operating Expenses, commonly used areas, land or other items not exclusive to the Property, Lessor shall allocate and bill Lessee its share of any costs and expenses attributable to such sharing on an equitable basis, as determined by Lessor in its sole discretion.

         4.09 In the event Lessee wishes to audit any Operating Expense charge, such an audit shall be limited to an audit of the annual statement delivered under Section 4.05B above. Such audit shall be performed only if
                  --------------
Lessee is not in Default, as defined in Paragraph 20.02 below at the time of the
                                        ---------------
audit request and/or at any time during the course of the audit. Any audit shall be conducted at a time and location mutually agreed by Lessor and Lessee within sixty (60) days of receipt by Lessor of a timely written request for audit. Lessor and Lessee agree that any Lessee audit must be requested by Lessee by written notice given within six (6) months of the date that Lessor provides the applicable annual statement under Section 4.05B above, and if Lessee does not
                                    -------------
give such written notice within this period of time, Lessee's right to audit is waived, and the Operating Expenses, as billed, including all calculations used as the basis for any applicable Base Year or expense stop, shall be deemed conclusive and final for all purposes under this Lease. Any audit shall be conducted only by Lessee and the CPA then used by Lessee for the preparation of its tax returns and financial statements. Lessee shall maintain as strictly confidential, and shall cause its auditor to execute in favor of Lessor a confidentiality agreement (in form prepared by Lessor) regarding, all financial information audited, the results of any such audit, and the resolution of any disputed issues arising in connection with such audit. Lessor shall not be bound by the result of any such audit. If the parties do not agree upon the inclusion or amount of any Operating Expense charged by Lessor, the sole remedy of Lessee shall be to conduct an audit within the time specified in this Lease and, if still in disagreement with Lessor, to submit the matter to arbitration pursuant to Paragraph 22 below within thirty (30) days after completion of the audit to
   ------------
request an adjustment to any disputed Operating Expense item. In no event will this Lease be terminable nor shall Lessor be liable for damages based upon any disagreement regarding or adjustment of Operating Expenses.

5.       Late Charges

         If any installment, including any partial installment, of Base Rent, Additional Rent, rent or any other rent charge payable by Lessee is not received by Lessor within five (5) days after it becomes due, Lessee shall, without the necessity of notification from Lessor, pay Lessor a late charge equal to fifty dollars ($50.00) or ten percent (10%) of the then delinquent amount, whichever is greater. Additionally, a fifty dollar ($50.00) handling fee will be paid to Lessor by Lessee for each bank returned check, and Lessee will be required to make all future payments to Lessor by money order or cashier's check. The acceptance of late charges and returned check charges by Lessor will in no way constitute a waiver of Lessee's Default with respect to any overdue amount nor prevent Lessor from exercising any of its rights or remedies resulting from such late payment.

6.       Security Deposit and Financial Reporting

         6.01 Upon Lessee's execution of this Lease, Lessee will deposit with Lessor an initial Security Deposit in the amount specified in Paragraph 1.10 as
                                                               --------------
security for Lessee's full and faithful performance of every provision under this Lease. Lessor will not be required to keep the Security Deposit separate from its general funds and has no obligation or liability for payment of interest thereon (except when required by law). Any time the Base Rent increases during the Lease Term, Lessee will deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit will at all times at a minimum bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.09. Such additional Security Deposit monies will be due
             --------------
and payable concurrently with the next payment of Base Rent, after receipt of written notice from Lessor of the need to increase this Security Deposit as required by this Paragraph.

         6.02 In no event will Lessee have the right to apply any part of the Security Deposit to any amounts payable under the terms of this Lease nor is it a measure of Lessor's damages in event of a Default by Lessee. If Lessee fails to pay any rent due herein, or otherwise is in Default of any provision of this Lease, Lessor may, without waiver of the Default nor of any other right or remedy, use, apply or retain all or any portion of the Security Deposit for the payment of any amount due Lessor, or to compensate Lessor for any loss or damage suffered by Lessee's Default. Within five (5) days after written notification by Lessor, Lessee will pay monies to Lessor sufficient to restore the Security Deposit to the full amount required under this Lease.

         6.03 Within sixty (60) days (or as otherwise prescribed by law) after the expiration or earlier termination of the Lease Term and after Lessee has vacated the Premises, Lessor will return to Lessee that portion of the Security Deposit not used or applied by Lessor to fulfill any and all of Lessee's obligations under this Lease.

         6.04 At any time during the Lease Term, within ten (10) days after written request from Lessor, Lessee shall deliver to Lessor such financial statements as Lessor reasonably requests regarding Lessee or any assignee, subtenant, or guarantor of Lessee. In addition, Lessee shall deliver to any lender designated by Lessor any financial statements required by such lender to facilitate the financing or refinancing of the Property. Lessee represents and warrants to Lessor that each financial statement is a true and accurate statement as of the date of such statement. Lessor shall maintain as confidential any financial statements of Lessee delivered by Lessee to Lessor under this Section 6.04 which Lessee designates as confidential; provided,
           -------------
financial statements which are easily obtainable from public records need not be kept confidential; and provided further, Lessor shall have the right to disclose the contents of such financial statements (a) for any business purpose, including disclosure to third parties engaged by Lessor (including but not limited to attorneys, brokers, or accountants) and to actual or potential purchasers, lenders or investors of Lessor, (b) when ordered to do so by legal authority, (c) when Lessor determines that Lessor may have a legal obligation to do so, (d) in connection with enforcement of this Lease or any guaranty, and/or
(e) in connection with any dispute with Lessee or any guarantor.

7.       Use of Premises; Quiet Enjoyment; Trash

         7.01 The Premises will be used and occupied only for Lessee's Permitted Use, as described in Paragraph 1.07. Lessee agrees it has negotiated
                               ---------------
Lessee's Permitted Use in a fair and reasonable manner and, as so written, Lessee's Permitted Use is enforceable for all purposes under this Lease. Further, Lessee expressly waives the right to challenge the validity of Lessee's Permitted Use, including but not limited to, in connection with any Default of this Lease, mitigation of damages, and any and all Transfers under this Lease.

         7.02 Lessee will comply with all conditions and covenants of this Lease, and all applicable governmental agency laws, codes, regulations, ordinances, covenants and restrictions affecting the Property or any part thereof. Lessee will not use or permit the use of the Premises, the Property or any part thereof, in a manner that is unlawful, diminishes the appearance or aesthetic quality of any part of the Property, creates waste or a nuisance, disturbs Lessor, other lessees or any neighboring property occupants, or causes damage to the Property, or any part thereof, or to any neighboring property, personal property or person. Any animals, excepting guide dogs, on or about the Property or any part thereof are expressly prohibited.

         7.03 Lessor agrees that so long as Lessee performs all of its obligations under the Lease, Lessee's possession, quiet enjoyment and use of the Premises for the term of the Lease will not be disturbed by Lessor, subject only to the provisions of the Lease.

         7.04 Lessee shall be responsible for providing all trash receptacles and pickup for its premises. In the event of any excessive trash in or outside Lessee's Premises, as determined by Lessor in its sole discretion, Lessor will have the right to remove such excess trash, charge all costs and expenses attributable to its removal to Lessee, and require Lessee to obtain, at its sole cost and expense, additional trash receptacles, to be placed in a location designated by Lessor for Lessee's specific use. Under no circumstances may any "Hazardous Materials," as defined in Paragraph 14 below, any materials not
                                       -------------
permitted by law, any materials improperly or illegally handled, stored, contained or released, or any materials which are not permitted by Lessor, as determined in its sole discretion, be disposed of in any trash receptacles located in or about the Property. Lessee will not cause, maintain or permit any outside storage on or about the Property without prior written consent by Lessor, which consent, if given, may be revoked at any time. In the event of any unauthorized outside storage by Lessee, Lessor will have the right, without notice, in addition to such other rights and remedies it may have, to remove any such storage and charge all direct and associated costs and expenses to Lessee.

8.       Parking

         All parking will comply with the terms and conditions of this Lease and the parking rules and regulations included in Exhibit "D." Unless otherwise
                                                 -------------
stated, Lessee, its employees, agents, contractors, suppliers, invitees and licensees will have a non-exclusive privilege, in conjunction with Lessor, other lessees of the Property, and such other persons as Lessor may designate, to use those parking spaces designated by Lessor for public parking. Vehicles parked in public parking areas will be no larger than full-sized passenger automobiles or pick-up trucks. Larger vehicles, if permitted in writing by Lessor, will be parked, loaded and unloaded in locations designated by Lessor. Lessor reserves the right, without notice to Lessee, to tow away at Lessee's sole cost and expense any vehicles parked in any parking area for any continuous period of 24 hours or more, or earlier if Lessor, in its sole discretion, determines such parking to be a hazard or inconvenience to other lessees or Lessor, upon prior written notice to Lessee, or violates any rules or regulations or posted notices related to parking. Lessor shall not be responsible for enforcing Lessee's parking rights against third parties. From time to time, Lessor reserves the right, upon written notice to Lessee, to change the location, the availability and nature of parking spaces, establish reasonable time limits on parking, and, on an equitable basis, assign specific spaces with or without charge to Lessee as Additional Rent.

9.       Utilities

         9.01 Lessor agrees to provide at its cost water and electric service connections (and gas where applicable) to the Premises and telephone service connections to the Building, but Lessee agrees to make all arrangements for and pay directly to the appropriate utility company all costs and expenses of utility services supplied to, and for the use of, Lessee in or about the Premises, including but not limited to, water, gas, heat, light, power, telephone, sewer, sprinkler charges, usage costs and expenses, service fees, connection charges, deposits and any duties or taxes for such utilities.

         9.02 If for any reason, Lessor incurs any utility costs and expenses which are attributed to Lessee, as determined by Lessor, Lessee, upon notification from Lessor, shall immediately reimburse Lessor for all such costs and expenses.

         9.03 In the event it is not possible for Lessee to pay directly for any utility service, the utility service may, at Lessor's discretion, be obtained in Lessor's name, and Lessee will pay Lessor, as Additional Rent, Lessor's best estimate of Lessee's share of such utility costs and expenses. Lessor's best estimate will be determined by Lessor in its sole discretion and will be subject to change as Lessor deems necessary. Periodically during the Lease Term, Lessor will compare Lessee's utility estimates to actual utility costs and expenses incurred, and bill or credit, whichever is applicable, Lessee for any difference. Lessor reserves the right to separately meter any such service not so separately metered at Lessee's sole cost and expense at any time during the Lease Term, at which time Lessee shall be directly responsible for payment of such expense directly to the utility service provider, if possible.

         9.04 Lessor will not be liable or deemed in Lessor Default, nor will there be any abatement of rent, for any interruption or reduction of utilities, utility services or telecommunication services. Without limiting the foregoing, Lessor shall have no liability in the event any telecommunication service to the Premises is interrupted or in the event that any telecommunications company providing services to the Premises (whether selected by Lessor or Lessee) fails to provide such services or provides defective service. Additionally, Lessee agrees to comply with any energy conservation programs implemented by Lessor by reason of enacted laws or ordinances, or otherwise.

         9.05 Lessor reserves the right, in its sole discretion, to designate, at any time, Lessee's utility equipment and service providers for any utility available for Lessee's use within the Property.

         9.06 By execution of this Lease, Lessee acknowledges it has satisfied itself as to the adequacy of any Lessor owned telephone equipment, if any, and the quantity of telephone lines and service connections to the Building available for Lessee's use. Additionally prior to termination of this Lease, Lessee at its sole cost and expense, will remove all equipment, both above and below the ceiling to the phone closet where applicable, (if required by Lessor), including but not limited to, all lines, wiring and all telephone boards belonging to Lessee and restore the Premises to the same condition as before such installation.

         9.07 Lessee acknowledges and agrees that the number and type of telephone lines to its Premises, and all other telephone, telecommunication or other communication equipment (specifically including any antennas, towers {microwave or otherwise} or other exterior equipment of any nature) which either utilizes telephone or telecommunications equipment or technology or in any other manner affects the ability to use telephone or communications facilities at the Premises, as presently existing and as contemplated to be installed prior to the Commencement Date as specifically provided in any Exhibit to this Lease, are fully adequate for Lessee's uses and purposes. In the event that Lessee later wishes additional telephone, telecommunication or other communication lines or equipment to be installed after the date of Lessee's execution of this Lease, no such additional lines or equipment shall be installed without first securing the prior written consent of Lessor, which will not be unreasonably withheld. Any telecommunications installation shall be subject to the following:

                (1) Lessor shall incur no expense whatsoever with respect to any aspect of Lessee's need for additional access or equipment, including without limitation, the costs of installation, consultants, materials, permits, service, etc.

                (2) Prior to the commencement of any work in or about the Building to install such additional access, lines or equipment, Lessee shall agree to abide by such conditions to installation, use and removal, as are determined by Lessor in its sole discretion.

                (3) Lessor reasonably determines that there is sufficient space in the Building for the placement of all of the lines, access and equipment.

                (4) Lessee agrees to compensate Lessor the reasonable amount determined by Lessor for space used in the Building for the storage and maintenance of the equipment, if any lies outside the leased Premises, and for all costs that may be incurred by Lessor in arranging for access by the Lessee's personnel, security for Lessee's equipment, and any other such costs as Lessor may expect to incur.

                (5)   Any other requirements Lessor may deem reasonable.

         The refusal of Lessor to consent to any request shall not be deemed a Lessor Default nor otherwise be grounds for any termination, claim or offset by Lessee. Lessee agrees that to the extent service by any telephone or communication equipment is interrupted, curtailed, or discontinued, Lessor shall have no obligation or liability with respect thereto and it shall be the sole obligation of Lessee at its expense to obtain substitute service, but only with Lessor's prior written permission, which shall not be unreasonably withheld. Lessor's consent under this section shall not be deemed a warranty or representation by Lessor as to the availability or suitability of the present or future telephone or communications equipment, connections, compatibility or space available for any additional equipment, lines or access. The provisions of this clause may be enforced solely by the Lessee and Lessor, and are not for the benefit of another party, specifically, without limitation, no telephone or telecommunications provider shall be deemed a third party beneficiary of the Lease.

10.      Lessee Improvements; Lessee Alterations and Mechanic's Liens

         10.01 Any improvements to be constructed in the Premises by Lessee prior to Lessor's initial delivery of the Premises are referred to throughout this Lease as "Lessee Improvements." All Lessee Improvements will be performed in accordance with the terms and conditions outlined in Exhibit "B" and this
                                                            -----------
Section 10.
 ---------

         10.02 Lessor's prior written consent is required for any: (a) Lessee constructed Lessee Improvements; and (b) any alterations, utility installations, additions, or other improvements made by Lessee, at its sole cost and expense, after Lessor's initial delivery of the Premises (herein collectively referred to as Lessee Alterations). Lessor's consent will be conditioned upon its approval of: (i) Lessee's contractor(s); (ii) detailed plans and work specifications of Lessee Alterations; and (iii) certificates of insurance from Lessee's contractor(s) for commercial general liability, automobile liability and property damage insurance with limits not less than $2,000,000 / $250,000 / $500,000 respectively endorsed to show Lessor as an additional insured evidencing Lessor's requirement to be notified at least thirty (30) days in advance of any change, expiration or cancellation of any such policies along with proof of a current worker's compensation policy. In addition, Lessee must obtain all approvals and permits required by any and all governmental authorities and provide same to Lessor prior to commencement of any work, and after work commences must comply with all conditions of such approvals and permits and perform work in a prompt and expeditious manner with good and sufficient materials. Lessor also retains the right, as a condition of its consent, to require Lessee to provide Lessor with a lien and completion bond in a form acceptable to Lessor in an amount equal to one and one-half times the estimated cost of Lessee constructed Lessee Improvements and Lessee Alterations and/or require the inclusion of Lessor's non-responsibility language in all contracts in a form approved by Lessor. Lessor shall be entitled to a contract management fee of 15% of the total cost of such construction. Lessee will give Lessor a minimum of fifteen (15) days prior written notice to the commencement of any Lessee constructed Lessee Improvements and Lessee Alterations to allow Lessor sufficient time in which to post notices of non-responsibility or no liability for work then in progress in, on, or about the Premises as provided by law. Upon completion of any improvements, all alterations or additions, Lessee shall deliver to Lessor accurate, reproducible as-built plans of such construction.

         10.03 Lessor's approval of any Lessee constructed Lessee Improvements and Lessee Alterations will not create any liability whatsoever on the part of Lessor. By way of example and without limitation, Lessor's approval of Lessee's plans and work specifications will not create any responsibility or liability on the part of Lessor for their sufficiency, completeness or compliance with any and all governmental laws, codes, regulations, ordinances, covenants and restrictions (including without reservation any and all provisions of the Americans with Disabilities Act of 1990 and analogous local architectural barriers removal acts applicable to the Property, or any part thereof).

         10.04 Lessee will pay when due, all claims for services, labor and materials furnished by, or at the request of Lessee, including any claims which are secured by any mechanic's or materialmen's or other lien against the Property, or any interest therein. Lessee agrees that should any lien be posted on the Property due to work performed, materials furnished, or obligations incurred by Lessee, or its employees, agents, contractors, suppliers, invitees or licensees, Lessee will immediately notify Lessor and proceed to remove such lien. Lessee further acknowledges that it will remain liable to Lessor and indemnify Lessor for any costs and expenses or damages to Lessor or the Property or any interest therein as a result of such lien(s). If Lessee, in good faith, contests the validity of any such lien, claim or demand, Lessee will, at its sole expense, defend and protect itself, Lessor and the Property, or any part thereof. To ensure such protection of Lessor and the Property and any part thereof, Lessor may, at its sole option, require Lessee to provide Lessor with a surety bond satisfactory to Lessor in an amount deemed appropriate by Lessor which will indemnify Lessor against any liability and ensure the Property, or any part thereof, is free from the effect of such a lien or claim. In addition, Lessor may require Lessee to pay all legal fees of Lessor's attorney(s) of choice and any other associated costs and expenses should Lessor decide it is in its best interest to participate in such an action. If Lessee fails to keep the Property, or any part thereof, free from any lien or provide a Lessor approved surety bond, then, in addition to any other rights and remedies available to Lessor, Lessor may take any action necessary to discharge such a lien, including but not limited to, payment to the claimant on whose behalf the lien was filed, and regardless of the corrective action taken by Lessor, Lessee will be liable to Lessor for all costs and expenses of such action to discharge the lien, including, but not limited to, any legal fees and costs.

         10.05 All Lessee Improvements and Lessee Alterations are part of the realty and belong to Lessor. As a condition of Lessor consenting to any Lessee Improvements or Lessee Alterations, Lessor reserves the right, at any time to:
(i) require Lessee to pay an amount determined by Lessor to cover the costs of demolishing part or all of any Lessee Improvements or Lessee Alterations and or the cost of returning the Premises to their condition before any such work commenced (normal wear and tear excepted); or (ii) elect to make Lessee the owner of all or any specified part and, upon termination of this Lease, require Lessee to remove same at its sole cost and expense. The provisions of this Paragraph shall survive the termination of this Lease.

         10.06 Lessee may, without prior written consent of Lessor, make non-structural installations within the Premises of its trade fixtures, equipment, and machinery in conformance with all applicable governing agency laws, codes, regulations, ordinances, covenants and restrictions, and they may be removed upon termination of this Lease provided the Premises are restored to its condition at the commencement of this Lease and no material damage to the Premises will occur. All such installations shall be made by a licensed and bonded contractor, approved by Lessor, with all permits obtained when required by law.

         10.07 Lessor retains the right to construct or permit construction of improvements, and/or lessee alterations, for new and existing lessees and to alter any commonly used areas in or about the Property. Notwithstanding anything which may be contained in this Lease, Lessee understands this right of Lessor and agrees that such construction will not be deemed to constitute a Lessor Default of this Lease. Lessee waives any such claims which it might have arising from such construction.

11.      Repairs

         11.01 This is a net lease. Lessee will, at all times and at its sole cost and expense, keep all parts of the Premises, interior and exterior, in good order, condition and repair, and all equipment and facilities within or serving the Premises, including but not limited to: windows, glass and plate glass, doors and office entry(s), walls and finish work, floors and floor coverings, interior of the roof, foundation, down spouts, gutters, heating and air conditioning systems, electrical systems, dock boards, truck doors, chain link gates and fences, dock bumpers, life safety-sprinkler systems, signage, speed bumps, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, snow removal, regular mowing of any grass, trimming, weed removal and general landscape maintenance, keeping the parking areas, driveways, alleys and whole of the Premises in a clean and sanitary condition. Lessee shall at its own costs and expense repaint exterior overhead doors, canopies, entries, handrails, gutters, and other exposed parts of the Building which reasonably require periodic repainting to prevent deterioration or to maintain aesthetic standards. The cost of maintenance and repair of any common party wall (any wall, divider, partition or other structure separating the premises from any adjacent premises occupied by other Lessees) shall be shared equally by Lessee and the lessee occupying the adjacent premises. Lessee shall not damage any party wall or disturb the integrity and support provided by any party wall and shall, at its sole cost and expense, promptly repair any damage or injury to any party wall caused by Lessee or its employees, agents or invitees. Lessee will keep the Premises and every part thereof in good order, condition and repair regardless of whether any portion of the Premises requiring repairs, or the means of repairing same are reasonably or readily accessible. Additionally, Lessee shall be obligated to maintain and repair the Premises whether the need for such repairs or maintenance occurs as a result of Lessee's use, any prior use, vandalism, acts of third parties, Force Majeure or the age of the Premises. The standard for comparison of condition will be the condition of the Premises as of the original date of Lessor's delivery of the Premises and failure to meet such standard shall create the need to repair. All Lessee repairs will be made by a licensed and bonded contractor, approved by Lessor, with permits and any other governmental agency approvals and requirements obtained and observed, and conform to all requirements of Paragraph 10.02
                                                                ----------------
herein. Lessor's maintenance and repair obligations are limited to air-conditioning and other equipment, facilities and areas used in common with other lessees, exterior walls, foundations and exterior roofs which Lessor agrees to repair and maintain on behalf of Lessee unless such repairs are due to negligent or intentional acts of Lessee or its employees, agents, contractors, suppliers, invitees or licensees.

         11.02 Lessee expressly waives the benefit of any statute or other legal right now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense, whether by deduction of rent or otherwise, or to terminate this Lease because of Lessor's failure to keep the Property, or any part thereof in good order, condition and repair. If Lessee does not keep the Premises in good order, condition, conforming to and consistent with Lessor-specified standard colors, materials and quality, or fails to make any Lessor required maintenance or repairs, Lessor shall have the right, without waiver of Default nor of any other right or remedy, to perform such obligations of Lessee on Lessee's behalf, and Lessee will reimburse Lessor for any direct and indirect costs and expenses incurred immediately upon demand.

         11.03 In the event the Premises constitute a portion of a multiple occupancy building, Lessor shall perform the roof, paving, and landscape maintenance, exterior painting and common sewage line plumbing which are otherwise Lessee's obligation under Paragraph 11.01 above, and Lessee shall, in
                                     ---------------
lieu of the  obligations  set forth under  Paragraph 11.01 above with respect to
                                           ---------------
such items, be liable for its Proportionate Share of the Building (as defined in Paragraph 1.13 above) of the costs and expense of Building maintenance and the
 -------------
care for the grounds around the Building, including but not limited to, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, roof maintenance, exterior repainting and common sewage line plumbing; provided, however, that Lessor shall have the right to require Lessee to pay such other reasonable proportion for said mowing, shrub care and general landscaping costs as may be determined by Lessor in its sole discretion, and further provided that if Lessee or any other particular lessee of the Building can be clearly identified as being responsible for obstruction or stoppage of the common sanitary sewage line, then Lessee, if Lessee is responsible, or such other responsible lessee, shall pay the entire cost thereof, upon demand, as Additional Rent.

         11.04 Lessee shall, at its own cost and expense, enter into regularly scheduled preventive maintenance/service contract(s) with a maintenance contractor for servicing all heating and air conditioning systems and equipment within the Premises and shall provide Lessor with copies of all service reports. The maintenance contractor and contract must be approved by Lessor. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Lessor) within thirty (30) days of the date Lessee take possession of the Premises. Each Lease year Lessor, at its option, may inspect the HVAC system to determine that the aforementioned maintenance is being performed. If the HVAC system is not being maintained pursuant to this Section, Lessor will send notice of such lack of maintenance to Lessee and Lessee shall thereafter have thirty (30) days to perform the necessary maintenance. If Lessee fails to complete the necessary maintenance in such thirty (30) day period, Lessor shall have the right, without waiver of any other right or remedy, to perform such work at the expense of Lessee. Should the inspection demonstrate a lack of maintenance of the HVAC system, Lessee shall pay for the cost of such inspection. Thirty days before Lessee vacates the Premises, Lessor will have the HVAC equipment inspected by a qualified HVAC mechanic at Lessor's expense. If, in the opinion of the HVAC mechanic, the equipment has not been properly maintained, then Lessor may authorize necessary repairs and/or replacements to be made to the system. Such repairs will be deducted from the Lessee's Security Deposit. Lessee shall reimburse Lessor for any and all costs associated with such repairs which exceed the amount of any Security Deposit. The remainder of the Security Deposit, if any, shall be refunded to Lessee in accordance with the terms of the Lease.

12.      Insurance

         12.01 Except as expressly provided as Lessee's Permitted Use, or as otherwise consented to by Lessor in writing, Lessee will not do or permit anything to be done within or about the Premises or the Property which will increase the existing rate of any insurance on any portion of the Property or cause the cancellation of any insurance policy covering any portion of the Property. Lessee will not keep, use or sell, or permit anyone to keep, use or sell, anything in or about the Premises, which may be prohibited by the standard form of fire and other insurance policies. Lessee will, at its sole cost and expense, comply with any requirements of any insurer of Lessor and of Lessee.

         12.02 Lessee agrees to maintain in full force and effect at all times during the Lease Term, at its sole cost and expense, for the protection of Lessee and Lessor, policies of insurance which afford the following coverage:

         (a)  Worker's Compensation                Statutory Requirements
              Employer's Liability                 Not less than $1,000,000.00

         (b)  Commercial General Liability         Not less than $1,000,000.00
                                                   per occurrence

                                                   Not less than $2,000,000.00
                                                   aggregate this location

Commercial policies shall insure on an occurrence and not a claims-made basis and cover the Premises, Project and Property. The policy shall cover liability arising from premises, operations, independent contractors, products-completed operations, personal injury, advertising injury and liability assumed under an insured contract and not be excess, nor exclude pollution or employment-related practices.

         (c)  Automobile Liability                 Not less than $300,000.00
                                                   combined single limit
                                                   including property damage

         (d) "All Risk" coverage including fire and extended coverage, vandalism, malicious mischief and any other perils normally covered therein. This insurance coverage must be upon the Premises and all property owned by Lessee, for which Lessee is legally liable, which Lessee is obligated to repair and restore hereunder, and/or which was installed at the expense of or at the request of Lessee, including but not limited to, any Lessee Improvements, Lessee Alterations, furniture, fixtures, equipment, installations and any other personal property of Lessee, in an amount not less than their full replacement value, and with a deductible not to exceed $1,000.00 per occurrence. All proceeds of this insurance shall only be used for the repair and replacement of property so insured, and Lessee hereby assigns to Lessor all its rights to receive any proceeds of such insurance policies attributable to any Lessee Improvements and Lessee Alterations.

The limits of the insurance coverage required under this Lease will not limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee will be primary to, and non-contributory with Lessor's insurance, and contain cross-liability endorsements and will in addition to the above coverage specifically insure Lessor against any damage or loss that may result either directly or indirectly from any default of Lessee under Paragraph 14 (Hazardous Materials) herein. Any similar insurance carried
      ------------
by Lessor will be considered excess insurance only.

         12.03 Lessee will name Lessor (and, at Lessor's request, any Mortgagee) as an additional insured on all insurance policies required of Lessee under this Lease, other than Worker's Compensation, Employer's Liability, Automobile Liability, and Fire and Extended coverage (except on improvements or alterations to Lessees' Premises for which Lessor shall be named an additional insured). Such insurance policies carried by Lessee will permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under the insurance policy, and will release Lessor and any of its agents and employees from any claims for damage to any person, to the Property of which the Premises are a part, any existing improvements, etc., Lessee Improvements and Lessee Alterations to the Premises, and to any furniture, fixtures, equipment, installations and any other personal property of Lessee caused by or resulting from, risks which are to be insured against by Lessee under this Lease, regardless of cause.

         12.04 Lessee will deliver to Lessor, (and, at Lessor's request any Mortgagee, Assignee or Receiver) simultaneously with its execution of this Lease, (and thereafter at least thirty (30) days prior to expiration, cancellation or change in any Lessor required certificates of insurance), certificates of insurance evidencing, at a minimum, the coverage specified in Paragraph 12.02. All insurance required hereunder will be with companies
 ---------------
licensed and authorized to do business in the state in which the Property is located and holding a "General Policyholders Rating" of "A -, VII" or better, as set forth in the most current Best's Insurance Guide.
                              ----------------------

         12.05 Lessor will secure and maintain insurance coverage in such limits as Lessor may deem reasonable in its sole judgment to afford Lessor adequate protection. The premiums for such coverage are "Insurance Premiums" under Section 4.03C above.
      -------------

         12.06 Lessor makes no representation that the insurance policies and coverage amounts specified to be carried by Lessee or Lessor under the terms of this Lease are adequate to protect Lessee. Lessee will provide, at its own expense, all insurance as Lessee deems adequate to protect its interests.

         12.07 As to any insurance proceeds received by Lessor, such proceeds shall for all purposes be deemed Lessor's sole property, free from any claims of Lessee, and unless otherwise stated, available for Lessor's exclusive use as it may alone determine in the exercise of its sole discretion.

         12.08 Without limiting the effect of any other waiver of or limitation on the liability of Lessor set forth herein, and except as provided in Section
                                                                         -------
13 and/or  Section 14 below,  neither  Lessor nor Lessee  shall be liable to the
 -         ----------
other party or to any insurance company (by way of subrogation or otherwise) for any loss of or damage to tangible property due to casualty regardless of negligence.

13.      Indemnification and Waiver of Claims

         Lessee waives all claims against Lessor and its agents for any damage to any property in or about the Property, for any loss of business or income, and for injury to any persons, including death resulting therefrom, regardless of cause or time of occurrence. Lessee will indemnify, protect, defend and hold harmless Lessor and its agents from and against all claims, losses, damages, causes of action, costs, expenses and liabilities, including legal fees, arising out of, involving, or in connection with Lessee's occupancy of the Premises or presence on the Property, the conducting of Lessee's business, any Default by Lessee, and/or any act, omission or neglect of Lessee, its agents, contractors, employees, suppliers, licensees or invitees except only for any third party claim for bodily injury or death which is the direct result of the gross or intentional acts by Lessor, its agents, contractors, employees, suppliers, licensees or invitees. In the event any action or proceeding is brought against Lessor, its agents, contractors, employees, suppliers, licensees or invitees, by reason of the foregoing, Lessee, upon notice by Lessor, will defend Lessor, its agents, contractors, employees, suppliers, licensees or invitees, at Lessee's sole cost and expense, and by counsel reasonably satisfactory to Lessor.

14.      Hazardous Materials

         14.01 For purposes of this Lease, "Hazardous Materials" will mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Property, now or in the future, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Property, or any part thereof; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental authority or third party. Hazardous Materials will include, but not be limited to, solvents, petrochemical products, flammable materials, explosives, asbestos, urea formaldehyde, PCB's, chlorofluorocarbons, freon or radioactive materials. Lessee agrees to provide Lessor, prior to its occupancy of the Premises, a list of all Hazardous Materials which Lessee proposes to bring into the Premises and their locations within the Premises and methods of storage. Lessee further agrees to comply with all future requests for information by Lessor including but not limited to copies of all applicable Material Safety Data Sheets (MSDS sheets).

         14.02 Lessee will not cause or permit any Hazardous Materials to be brought upon, kept, stored, discharged, released or used in, under or about any portion of the Property by itself, its agents, employees, contractors, subcontractors, licensees or invitees, without the prior written consent of Lessor, and Lessor's consent will be in its sole discretion; provided, Lessee may bring into the Premises small amounts of Hazardous Materials (such as cleaning products and copy toner) which are readily available to Lessee by unregulated retail purchase if the same are necessary in Lessee's normal business operations. As to any Hazardous Materials brought to the Premise or Property by Lessee, with or without the prior written consent of Lessor (without waiver of the requirement of prior written consent), Lessee shall: (1) use such Hazardous Material only as is reasonably necessary to Lessee's business, in small, properly labeled quantities; (2) handle, use, keep, store, and dispose of such Hazardous Material using the highest accepted industry standards and in compliance with all applicable regulatory agencies and governmental Hazardous Materials requirements; (3) maintain at all times with Lessor a copy of the most current MSDS sheet for each such Hazardous Material; and (4) comply with such other rules and requirements Lessor may from time to time impose.

         14.03 As to any Hazardous Materials brought to the Premises or Property by Lessee, with or without the prior written consent of Lessor (without waiver of the requirement of prior written consent), Lessee will comply with all federal, state and local laws, ordinances, and rules and regulations relating to Hazardous Materials, including but not limited to, current rules and regulations or levels and standards as set from time to time by the Environmental Protection Agency, the U. S. Occupational Safety and Health Administration, or any other governmental agency. It is not necessary that any presence or contamination of the Premises reflect any government mandated threshold or quantity in order for Lessor to take any action under this Paragraph 14.
                                     ------------

         14.04 Upon expiration or earlier termination of this Lease, Lessee will, at Lessee's sole cost and expense, cause all Hazardous Materials brought to the Premises or the Property by Lessee, its agents, contractors, employees, suppliers, licensees or invitees, to be removed from the Property in compliance with any and all applicable Hazardous Material disposal laws. If Lessee or its agents, contractors, employees, suppliers, licensees or invitees, violates the provisions of this Paragraph 14, or performs any act or omission, or
                      -------------
contaminates, or expands the scope of contamination of the Premises, the Property, or any part thereof, the underlying groundwater, or any property adjacent to Lessor's Property, then Lessee will promptly, at Lessee's expense, take all investigatory and/or remedial action (collectively called "Remediation") that is necessary to fully clean up, remove and dispose of such Hazardous Materials and any contamination so caused and shall do so in compliance with any applicable Hazardous Material laws and regulations. Lessee will also repair any damage to the Premises and any other affected portion(s) of the Property caused by such Hazardous Material presence, investigation and Remediation.

         14.05 With respect to any Remediation of the Premises, the Property or any portion thereof, Lessee will provide Lessor with written notice of Lessee's intended Remediation, including Lessee's method, time and procedure of Remediation, and Lessor will have the right to require reasonable changes in such method, time or procedure before Lessee commences any such work. Lessee will not commence any Remediation of Hazardous Materials in any way connected with the Property, or any portion thereof, without first notifying Lessor, in writing, of Lessee's intention to do so and affording Lessor ample opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interest.

         14.06 Lessee will immediately notify Lessor in writing of any governmental or regulatory action threatened, any claim, demand, or complaint made or threatened by any person against Lessee or any portion of the Property relating to damage, contribution, cost recovery compensation, or loss or injury resulting from any Hazardous Materials, and any report made to any governmental authority arising out of any Hazardous Materials on, or removed from, the Property or any portion thereof. Lessor retains the right to join and participate, as a party, in any legal actions affecting the Property or any portion thereof initiated in connection with Hazardous Materials laws.

         14.07 Lessee will indemnify, protect, defend and forever hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, the Property, or any portion thereof, harmless from any and all damages, losses, liabilities, judgments, penalties, claims, obligations, attorneys and consultants' fees and any other costs and expenses arising out of any failure of Lessee, its agents, contractors, employees, suppliers, licensees or invitees to observe any covenants of this Paragraph 14 of this Lease. All provisions of this Paragraph 14 shall survive any termination of this Lease.
 -----------

15.      Auctions and Signs

         15.01 Lessee will not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction on or about the Property, without having the express written consent of Lessor, and Lessor will not be obligated to exercise any standard of reasonableness in determining whether or not to grant such consent. Should Lessor grant such consent, Lessee will comply with any requirements of Lessor and any applicable laws governing such an auction.

         15.02 Lessee will not place any Signage on or about the Property, or on any part thereof, without the prior written consent of Lessor, which Lessor may withhold in its sole discretion. All approved Lessee Signage will comply with the terms and conditions of this Lease and the sign criteria set forth in Exhibit "C" and Exhibit "D," or other criteria which Lessor may establish from
 ----------     ------------
time to time.

16.      Lessor's Access

         16.01 Lessor, its agents, contractors, consultants, servants and employees, will have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times to (a) examine the Premises; (b) perform any obligation to or exercise any right or remedy of Lessor under this Lease; (c) make repairs, alterations, improvements or additions to the Premises or to other portions of the Property as Lessor deems necessary or desirable; (d) perform work necessary to comply with laws, ordinances, rules or regulations of any governing authority or insurance underwriter; (e) serve, post or keep posted any notices required or allowed under the provisions of this Lease or by law;
(f) show, at reasonable times, Lessee's Premises to prospective lessees; (g) post on or about the Premises any ordinary "For Lease" signs during the last sixty (60) days of the Lease Term; and (h) perform work at Lessee's sole cost that Lessor deems necessary to prevent waste or deterioration of the Premises should Lessee fail to commence to make, and diligently pursue to completion, its required repairs.

         16.02  For each of the purposes  described  in  Paragraph  16.01 above,
                                                         ----------------
Lessor will at all times have and retain any necessary keys with which to unlock all doors in, upon and about the Premises, excluding Lessee's vaults and safes. Lessee will not alter any lock or install new or additional locks or bolts on any door in or about the Premises without obtaining Lessor's prior written approval and will, in each event, furnish Lessor with a new key. All access activities of Lessor will be without abatement of rent or liability on the part of Lessor.

17.      Abandonment

         Lessee will not vacate or abandon the Premises, or cease to conduct its ordinary business operations in the Premises, or permit the Premises to remain unoccupied for any period longer than fifteen (15) consecutive days any time during the Lease Term. If Lessee abandons, vacates or surrenders the Premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left in or about the Premises will, at the option of Lessor, be deemed abandoned and may be disposed of by Lessor.

18.      Damage or Destruction

         18.01 If the Premises is damaged or destroyed by fire or other casualty, Lessee will immediately give written notice to Lessor of the casualty and Lessor will promptly repair the damage as set forth in Paragraph 18.03
                                                                ----------------
unless  Lessor has the right to  terminate  this Lease as provided in  Paragraph
                                                                       ---------
18.02 and Lessor elects to so terminate.
 ----

         18.02 Lessor will have the right, but not the obligation, to terminate this Lease following a casualty if any of the following occur: (i) insurance proceeds actually payable and paid to Lessor are not sufficient to pay one hundred percent (100%) of the cost to fully repair the damage; (ii) Lessor determines that the Premises cannot, with reasonable diligence, within six (6) months after Lessor obtains knowledge of the casualty, be fully repaired by Lessor or cannot be safely repaired because of the presence of hazardous factors and conditions, including but not limited to, Hazardous Materials, earthquakes, utility outages and any other similar dangers; (iii) the Premises are damaged or destroyed within the last twelve (12) months of the Lease Term; (iv) the Building within which the Premises is located is damaged or destroyed and Lessor (as determined in its sole discretion) cannot reasonably complete such repair within six (6) months of Lessor obtaining knowledge of the casualty; (v) Lessee is in Default of this Lease at the time of the casualty; (vi) Lessor would be required under Paragraph 18.04 to abate or reduce Lessee's rent for a period in excess of six (6) months if the repairs were undertaken; or (vii) the Project, or the Building in which the Premises is located, is damaged such that the cost of repair of the same would exceed 10% of the replacement cost of the same. If Lessor elects to terminate this Lease pursuant to this Paragraph 18.02, Lessor will give Lessee written notice of this election, and fifteen (15) days after Lessee's receipt of such notice, this Lease will terminate. If Lessor elects to terminate this Lease, subject to the rights of any mortgagee, Lessor will be entitled to retain all applicable Lessee insurance proceeds excepting those attributable to Lessee's furniture, fixtures, equipment, and any other personal property.

         18.03 If Lessor does not have the right to elect, or fails to elect, to terminate this Lease, this Lease will remain in full force and effect, and Lessor will, within ten (10) days after receipt of all applicable insurance proceeds and monies required to fully repair 100% of the Premises, begin the process of obtaining all necessary permits and approvals, and upon receipt thereof, diligently pursue the repair through completion. The repair obligation of Lessor shall be limited to repair of the Premises, including Lessor's Work (if any), excluding any Lessee Improvements, Lessee Alterations, and any personal property and trade fixtures of Lessee.

         18.04 If Lessor does not have the right to elect, or fails to elect, to terminate this Lease, during the period of repair, Lessee's rent will be temporarily abated or reduced in proportion to the degree to which Lessee's use of the Premises is impaired, as determined by Lessor, beginning the date Lessor obtains knowledge of the casualty and ending on the date all repairs affecting Lessee's use of the Premises are substantially completed, as determined by Lessor in its sole discretion. However, the total amount of such rent abatement or reduction shall not exceed the total amount of insurance proceeds, directly attributable to Lessee's Premises, Lessor may receive from any rental loss insurance coverage it may carry free from any claim of Lessee. Except for the abatement of rent as herein described, Lessee will not be entitled to any compensation or damages for the loss of or interference with Lessee's personal property (including but not limited to, furniture, fixtures, equipment, and installations), or existing improvements of the Premises, Lessee Improvements, Lessee Alterations or any other improvements on or about any portion of the Property, or business, or use, or access to all or any part of the Premises or the Property resulting from such damage, destruction or repair, including but not limited to, any consequential damages, opportunity costs or lost profits incurred or suffered by Lessee. In no event, however, will Lessor be responsible for any abatement of rent if Lessee, or its agents, contractors, employees, suppliers, licensees or invitees is the cause of the casualty, or any part thereof.

19.      Transfer (Assignment/Subletting)

         19.01 Lessee will not assign, sell, convey, sublet or otherwise transfer all or any part of Lessee's right or interest in this Lease, or allow any other person or entity to occupy or use all or any part of the Premises (collectively called "Transfer") without first obtaining the written consent of Lessor. Any Transfer without the prior written consent of Lessor shall be void. "Transfer" for purposes of this section: (i) an entity other than Lessee becoming the Tenant hereunder by merger, consolidation Without limiting the generality of the definition of "Transfer," it is agreed that each of the following shall be deemed a, or other reorganization; (ii) a transfer of any ownership interest in Lessee (unless Lessee is an entity whose stock is publicly traded) so as to result in a change in the current control of Lessee; (iii) a grant of a license, concession, or other right of occupancy of any portion of the Premises, or (iv) the use of the Premises by any party other than Lessee. Should Lessee desire a Transfer, Lessee will notify Lessor in writing of: (i) Lessee's intent to Transfer; (ii) the name of the proposed transferee; (iii) the nature of the proposed transferee's business to be conducted on the Premises;
(iv) the terms and provisions of the proposed Transfer, and (v) any other information Lessor may reasonably request concerning the proposed Transfer; including but not limited to, a statement of net worth, financial statements covering a specified period of time, environmental reports and a completed environmental questionnaire supplied by Lessor.

         19.02 Lessee agrees, by way of example and without limitation, that Lessor may withhold its consent to a proposed Transfer if Lessor in its reasonable judgment determines that the proposed transferee: (a) is of a character or is engaged in a business which is not in keeping with Lessor's standards for the Property, as determined solely by Lessor; (b) has a use which conflicts with a provision of this Lease or proposes an unacceptable risk to Lessor, as determined by Lessor; (c) does not meet the then current financial standards required by Lessor; (d) has been required by any prior lessor, lender or governmental authority to take a remedial action in connection with Hazardous Materials contaminating a property; (e) is unacceptable because Lessee is in Default under this Lease at the time of the request for Transfer or as of the effective date of the Transfer. Notwithstanding the foregoing, Lessee's right to a Transfer is subject to Lessor's approval of Lessee's financial condition at the time the Transfer is requested by Lessee.

         19.03 In the event Lessor consents to a Transfer, the Transfer will not be effective until Lessor is in receipt of a fully executed agreement to Transfer, in a form and of substance acceptable to Lessor, and a Transfer fee of two hundred and fifty dollars ($250.00) which shall represent Lessee's minimum liability for such service. The receipt and cashing of any check by Lessor wherein such check is in a name other than that of Lessee will not constitute consent to a Transfer. Lessor also reserves the right to collect any rents due under this Lease directly from the transferee, and such direct collection will not constitute recognition of the transferee as Lessee or release Lessee or any guarantor of Lessee from any of its obligations under this Lease. Any consideration received by Lessee in excess of Lessee's Base Rent (including additional rent) as a result of a Lessor approved transfer shall be due and payable to Lessor. Upon any assignment or sublease, any rights, options or opportunities granted to Lessee hereunder to extend or renew the Lease Term, to shorten the Lease Term, or to lease additional space shall be null and void.

         19.04 Lessor may, within thirty (30) days after submission of Lessee's written request for Lessor's consent to a Transfer, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date the proposed Transfer was to be effective. If Lessor cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises, and Lessee shall pay to Lessor all Base Rent and other amounts accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer and all brokerage commissions paid or payable by Lessor in connection with this Lease that are allocable to such portion of the Premises. Thereafter, Lessor may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Lessee.

         19.05  If Lessor has not agreed in writing to a Transfer  within thirty
(30) days of Lessee's request hereunder, Lessor will be deemed to have rejected Lessee's request.

         19.06 In no event shall Lessee mortgage, encumber, pledge or assign for security purposes all or any part of its interest in this Lease.

20.      Default

         20.01 Lessee's performance of each of Lessee's obligations under this Lease is a condition as well as a covenant. Lessee's right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions of Lessee.

         20.02  Lessee will be in Default if any of the following events occurs:

         (a) Lessee fails to make any payment of Base Rent, Additional Rent, or any other monetary payment required to be made by Lessee herein and Lessee does not cure such failure within three (3) days after receipt of Lessor's written notice to Lessee.

         (b) Lessee fails to maintain, or to provide Lessor with proof of, insurance or performance or surety bond as required under this Lease.

         (c)    Lessee violates any provision of Paragraph 14 or of Paragraph 19
                above.                           ------------       ------------

         (d)    Lessee   fails  to  ensure  that  life  and   property  are  not
                endangered, as determined by Lessor in its sole discretion.

         (e) Lessee vacates the Premises without the intention to reoccupy same, or abandons the Premises as further described in Paragraph
                17.                                                    ---------
                --

         (f) Lessor discovers that any financial statement of Lessee or of any guarantor of this Lease given to Lessor was materially false.

         (g) Lessee makes any general arrangement or assignment for the benefit of creditors, becomes a "debtor" as defined in 11 U. S.
                                                                        --------
                Code Section 101 or any successor statute, has substantially all
                ----------------
                it assets located at the Premises or its interest in this Lease appointed to a receiver or trustee, indicates in Lessor's reasonable opinion an inability to pay its debts or obligations as they occur, has an attachment, or execution or other judicial seizure of substantially all of its assets located at the Property or its interest in this Lease.

         (h) Lessee fails to observe, perform or comply with any of the non-monetary terms, covenants, conditions, provisions or rules and regulations applicable to Lessee under this Lease other than as specified above in this Section 20.02; provided, if such
                                             --------------
                failure (i) is not intentional on the part of Lessee, (ii) is not the type of failure as to which Lessor shall have previously given Lessee written notice, (iii) does not constitute a default or violation under any loan or other agreement to which Lessor is a party, and (iv) is, in the sole opinion of Lessor, a curable failure, then such failure shall not be a "Default" unless Lessee does not cure such failure within ten (10) days following written notice of such failure from Lessor; and provided, if Lessor shall allow such a ten (10) day cure period, the same may be extended by Lessor, for a maximum additional period of twenty (20) days, if (x) Lessee promptly commences cure within the ten (10) day period but is not reasonably able to complete cure within the ten (10) day period, and (y) prior to the expiration of the initial ten (10) day period, Lessee provides to Lessor a written request for extension accompanied by a report of its cure efforts to date and its plan to complete cure within the requested extended period.

21.      Remedies of Lessor

         21.01 If Lessee fails to perform any duty or obligation of Lessee under this Lease, Lessor may at its option, without waiver of Default nor any other right or remedy, perform any such duty or obligation on Lessee's behalf. The costs and expenses of any such performance by Lessor will be immediately due and payable by Lessee upon receipt from Lessor of the reimbursement amount required.

         21.02 Upon a Default, with or without notice or demand, and without limiting any other of Lessor's rights or remedies, Lessor may:

         (a) Terminate this Lease and/or terminate Lessee's right to possession of the Premises. Upon any such termination, Lessee will immediately surrender possession of the Premises to Lessor. Lessor reserves all right and remedies available to it pursuant to the terms and conditions of this Lease as well as under state law (whether by terms of this Lease or otherwise). Lessee hereby grants Lessor the full and free right to enter the Premises with or without process of law. Lessee releases Lessor of any liability for any damage resulting therefrom and waives any right to claim damage for such re-entry. Lessee also agrees that Lessor's right to re-lease or any other right given to Lessor as a consequence of Lessee's Default hereunder or by operation of law is not relinquished. On such termination, Lessor will be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid rents which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been avoided; (iii) the worth at the time of the award of the amount by which the unpaid rents for the balance of the Lease Term after the time of award exceeds the amount of such rental loss for such period that Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the damage proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of events would likely result therefrom, including but not limited to, all costs and expenses attributable to recovering possession of the Premises, reletting expenses (including the costs and expenses of any necessary repairs, renovations and alterations to the Premises), costs of carrying the Premises (including but not limited to, Lessor's payment of real property taxes and insurance premiums), actual legal fees and associated costs and expenses, the unamortized portion of all brokerage commissions paid in connection with this Lease and all costs of Lessor's Work (amortized without interest on a straight line basis over the initial Lease Term), and reimbursement of any deferred rent or other Lease execution inducement; or

         (b) Continue the Lease and Lessee's right to possession and recover rent as it becomes due. Acts of maintenance or preservation, efforts to relet the Premises, removal or storage of Lessee's personal property or the appointment of a receiver to protect
                Lessor's interest under this Lease, will not constitute a termination of Lessee's right to possession. Lessor agrees to make reasonable efforts to mitigate its damages provided however, Lessor shall not be required to relet any or all of the Premises prior to leasing other vacant space on the Project, nor shall Lessor be required to accept a tenant of lesser financial quality than Lessee was as of the commencement date of this Lease; and/or

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

         21.03 In the event of bankruptcy of Lessee, or if Lessee becomes a debtor as defined under the Bankruptcy Code, Lessee assigns to Lessor all its rights, title and interest in the Premises as security for its obligations under this Lease. The expiration or termination of this Lease, and/or the termination of Lessee's right to possession, will not relieve Lessee from any liability accruing during Lessee's Lease Term or by reason of Lessee's occupancy of the Premises. Any efforts by Lessor to mitigate the damages caused by Lessee's Default of this Lease will not waive Lessor's right to recover damages.

         21.04  The "worth at the time of award" referred to in 21.02(a) (i) and
                                                                ------------
21.02(a) (ii) will  additionally  include interest computed by allowing interest
 ------------
at the maximum rate allowed by law. The "worth at the time of award" referred to in 21.02(a) (iii) will be computed by discounting the amount at the discount
   ---------------
rate of the Federal Reserve Bank of San Francisco in effect at the time of award, plus one percent (1%).

         21.05 No right or remedy conferred upon or reserved to Lessor in this Lease is intended to be exclusive of any right or remedy granted to Lessor by statute or common law, and each and every such right and remedy will be cumulative.

22.      Arbitration

         In the event any dispute arises under a provision of this Lease which specifically requires resolution by arbitration under this Section 22, then the parties agree that in lieu of judicial proceedings, the matter shall be submitted to arbitration in accordance with the rules of the American Arbitration Association, in a venue nearest to the location of the Premises. This agreement to arbitrate shall not, however, prohibit Lessor from exercising its statutory and/or common law rights to proceed against Lessee for injunctive relief, for possession of the Premises, and/or for damages, including but not limited to any action in the nature of unlawful detainer, ejectment, or any other similar summary proceeding. If the subject matter of the arbitration includes Operating Expense calculations, Lessee shall maintain as strictly confidential all information regarding the same.

         22.02 As security for payment of rent, damages and all other payments required to be made by this Lease, Lessee hereby grants to Lessor a lien upon all property of Lessee now or subsequently located upon the leased Premises. If Lessee abandons or vacates any substantial portion of the leased Premises or is in default in the payment of any rent or additional rent, damages or other payments required to be made by this Lease or is in default of any other provision of this Lease, Lessor may enter upon the leased Premises, whether by changing or picking locks, and take possession pursuant to Paragraph 21.01(a) of this Lease of all or any part of the personal property, and may sell all or any part of the personal property at a public or private sale, in one or successive sales to the highest bidder all of Lessee's title and interest in the personal property sold to him. The proceeds of the sale of the personal property shall be applied by Lessor toward the reasonable costs and expenses of the sale, including attorney's fees, and then toward the payment of all sums then due by Lessee to Lessor under the terms of this Lease; any excess remaining shall be paid to Lessee or any other person entitled thereto by law.

         22.03 Any and all property which may be removed from the Premises by Lessor pursuant to the authority of this Lease or of law, to which Lessee is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Lessor at the risk, cost and expense of Lessee, and Lessor shall in no event be responsible for the value, preservations or safekeeping thereof. Lessee shall pay to Lessor, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Lessor's possession or under Lessor's control. Any such property of Lessee not retaken by Lessee from storage within thirty (30) days after removal from the Premises shall, at Lessor's option, be deemed conveyed by Lessee to Lessor under this Lease as by bill of sale without further payment or credit by Lessor to Lessee.

23.      Surrender of Lease Not Merger

         Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation of this Lease, or the termination of this Lease by Lessor due to a Default by Lessee, will not work as a merger, and will, at the option of Lessor, terminate all or any subleases of the Premises or operate as an assignment to Lessor of any or all such subleases; provided, (a) Lessor shall not be liable for nor obligated to correct any failures by Lessee to have performed any obligation under any such assigned sublease, nor (b) be obligated to credit any prepaid rent or to return any security deposit paid by the sublessee to Lessee.

24.      Professional Fees, Costs and Expenses

         24.01 In the event that any party to this Lease initiates an action or proceeding to enforce the terms of this Lease or to declare the rights of a party to this Lease, the prevailing party will be entitled to all actual costs and expenses, including but not limited to, all fees and costs and expenses of appraisers, experts, accountants and attorneys, which obligations shall be deemed to have accrued as of the commencement date of such action or proceeding; attorneys fees shall include all attorneys fees incurred at and in preparation for arbitration, trial, appeal and review, including deposition attorneys fees. This attorneys fee provision shall also apply to all litigation and other proceedings in Bankruptcy Court. Should Lessor be named as a defendant in any legal action or proceeding brought against Lessee in connection with, or arising out of, Lessee's occupancy within the Property, Lessee will pay to Lessor all of Lessor's actual costs and expenses incurred, including its legal fees. Attorneys' fees will not be computed in accordance with any court fee schedule, but will be the actual amount of any fees incurred.

         24.02 If Lessor utilizes the services of any attorney with regard to Lessee's occupancy or tenancy under this Lease, Lessor will be entitled to reimbursement by Lessee of its legal fees, and all other costs and expenses, whether or not a legal action is commenced by Lessor.

25.      Condemnation

         If any portion of the Premises or any portion of the Building in which the Premises is located, or any portion of the Property which would substantially interfere with Lessor's ownership, or Lessor's or Lessee's ability to conduct business is taken for any public or quasi-public purpose by any governmental authority, including but not limited to, by exercise of the right of appropriation, inverse condemnation, condemnation or eminent domain, or sold to prevent such taking, Lessor, at its option, may terminate this Lease without recourse by Lessee. Any award for such taking or payment made under such threat of exercise of such power will be the property of Lessor, whether such award be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; however, Lessee will be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses. If this Lease is not terminated, Lessor will promptly proceed to restore the Premises and/or any portion of the Property used in common by all lessees to substantially the same condition as prior to such taking allowing for any reasonable effects of such taking. Should a partial taking directly affect a portion of Lessee's Premises and Lessor does not exercise its right to terminate this Lease, Lessor will make an appropriate allowance to Lessee for the rent corresponding to the term during which, and to the part of the Premises which, Lessee is deprived on account of such taking and restoration.

26.      Rules and Regulations

         Lessee agrees to abide by, keep and observe all Rules and Regulations set forth in Exhibit "D" and all additions and amendments to the same of which Lessor provides written notice to Lessee. Lessor will not be responsible to Lessee for any nonperformance by any other lessee, occupant or invitee of the Property of any said Rules and Regulations.

27.      Estoppel Certificate

         Lessee will execute and deliver, in a form prepared by Lessor, to Lessor within ten (10) business days after written receipt of notice from Lessor, a written statement certifying: (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification); (ii) the date to which rent and any other charges are paid in advance, if any; (iii) acknowledgment that there are not, to Lessee's knowledge, any uncured Defaults on the part of Lessor, or stating the nature of any uncured Defaults; (iv) the current Base Rent amount and the amount and form of the Security Deposit on deposit with Lessor; and (v) any other information as Lessor, Lessor's agents, mortgagees and prospective purchasers may reasonably request, including but not limited to, any requested information regarding Hazardous Materials. Lessee's failure to deliver such statement within ten (10) days of its receipt of such request will be deemed as Lessee's conclusive confirmation that: (1) this Lease (including specifically the Base Rent, Additional Rent and Lease Term) is in full force and effect and without modification except as may be represented by Lessor; (2) neither Lessor nor Lessee are in Default under the Lease; and (3) not more than one (1) month's rent charges, if any, are paid in advance.

28.      Sale By Lessor

         Upon the sale or any other conveyance by Lessor of the Property, or any portion thereof, Lessor will be relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease or arising out of any act, encumbrance, occurrence or omission occurring after the date of such conveyance.

29.      Notices

         All communications and notices required under this Lease shall be in writing and shall be addressed to the respective address of the receiving party set forth in Paragraph 1 above. All notices to Lessee shall be given by
               ------------
reputable overnight courier, U. S. mail (First Class, postage prepaid), or personal delivery, and shall be deemed received five (5) days after such mailing, one business day following delivery by Lessor to such an overnight courier, or upon personal delivery. Any notice to Lessee may also be given by posting at the Premises and shall be effective upon such posting. Notices to Lessor shall be sent to Lessor by U. S. mail, postage prepaid, registered or certified mail with return receipt requested to the address indicated in Paragraph 1.06 and shall be deemed received five (5) days after such mailing. At
 -------------
any time during the Lease Term, Lessor or Lessee may specify a different Notice Address by providing written notification to the other.

30.      Waiver

         No waiver by Lessor of a Default by Lessee of any term, covenant or condition of this Lease by Lessee, will be deemed a waiver of any other term, covenant or condition of this Lease, or of any subsequent Default of Lessee of the same or any other term, covenant or condition of this Lease, nor will any delay or omission by Lessor to seek a remedy for any Lessee Default of this Lease be deemed a waiver by Lessor of its remedies or rights with respect to such Default. Additionally, regardless of Lessor's knowledge of a Default at the time of accepting rent, the acceptance of rent by Lessor whether on account of monies or damages due Lessor, or otherwise, will not constitute a waiver by Lessor of any Default by Lessee.

31.      Lessee's Intent; Holdover

         Unless otherwise specified in this Lease, Lessee will give Lessor, not less than ninety (90) days prior to the expiration date of this Lease Term, written notice of its intent to remain or vacate the Premises on the expiration date of this Lease. If Lessee remains in possession of all or any part of the Premises with Lessor's written consent after the expiration of the Lease Term, such possession will constitute a month-to-month tenancy, which may be terminated by either Lessor or Lessee with thirty (30) days written notice and will not constitute a renewal or extension of the Lease Term. If Lessee remains in possession after the Lease Term without Lessor's written permission, such possession will constitute a tenancy-at-will terminable upon forty-eight (48) hour notice by either Lessee or Lessor and will not constitute a renewal or extension of the Lease Term. In the event of a month-to-month tenancy or tenancy-at-will, Lessee's Base Rent will be two hundred percent (200%) of the Base Rent payable during the last month of the Lease Term, and any other sums due under this Lease will be payable in the amounts and at the times specified in this Lease and all options, rights of refusal, expansions and/or renewals shall be null and void. Such tenancy will be subject to every other term, condition and covenant contained in this Lease.

32.      Relocation of the Premises

         Lessor may, at any time during the Lease Term, relocate Lessee to substantially comparable space within the Project. Lessor will give Lessee a written notice of its intention to relocate the Premises and Lessee will complete such relocation within the thirty (30) days after receipt of such written notice. Lessor shall pay all reasonable costs and expenses of such relocation, and the terms and conditions of the Lease will remain in full force and effect except for any actual adjustments in square footage, Base Rent, or Lessee's Proportionate Share that may result from such relocation. If the space to which Lessor proposes to relocate the Lessee are not substantially the same in configuration and finishout as those of the Premises, or if the Base Rent of the new space is not substantially the same as the prior Base Rent, Lessee may so notify Lessor, and if Lessor fails to offer space satisfactory to Lessee, Lessee may terminate this Lease effective as of the thirtieth (30th) day after Lessor's initial notice.

33.      Default  by Lessor;  Limitation of  Liability;  Real Estate  Investment
         Trust

         33.01 In the event Lessor fails to perform any obligation required to be performed under this Lease, Lessee will notify Lessor in writing, pursuant to the provisions of Paragraph 29, of such failure at Lessor's Notice Address as
                   ------------
specified in Paragraph  1.06,  and Lessor shall not be deemed in Lessor  Default
             ---------------
hereunder unless and until such notice is received and Lessor fails within thirty (30) days of receipt of such notice to commence to make a good faith effort to cure the failure or thereafter ceases in a diligent and prudent manner to continue to pursue such cure to completion.

         33.02 The obligations of Lessor under this Lease shall be binding only on Lessor and not upon any of the individual partners, investors, trustees, directors, officers, employees, agents, shareholders, advisors or managers of Lessor in their individual capacities, and with respect to any obligations of Lessor to Lessee, Lessee's sole and exclusive remedy shall be against Lessor.

         33.03 In consideration of the benefits accruing hereunder, Lessee on behalf of itself and all of its Transferees covenants and agrees that, in the event of any actual or alleged Lessor Default of this Lease, Lessee's recourse against Lessor for any monetary damages will be limited to the lesser of Lessor's interest in the Property including, subject to the prior rights of any mortgagee, Lessor's interest in the rents of the Property, or Lessor's equity interest in the Property if the Property were encumbered by debt in an amount equal to eighty percent (80%) of its value of the Property as of the initial date Lessee notifies Lessor of the actual or alleged Default, and any insurance proceeds payable to Lessor. Any action by Lessee will be limited to actual damages only and will not, under any circumstances, include future profits or consequential damages.

         33.04 If Lessor is a real estate investment trust, and if Lessor in good faith determines that its status as a real estate investment trust under the applicable provisions of the Internal Revenue Code of 1986, as heretofore or hereafter amended, will be jeopardized because of any provision of this Lease, Lessor may require reasonable amendments to this Lease and Lessee shall not unreasonably withhold or delay its consent thereto, provided that such modifications do not in any way, (i) increase the obligations of Lessee under this Lease or (ii) adversely affect any rights or benefits to Lessee under this Lease. Lessor shall pay all reasonable costs incurred by Lessee, including without limitation, legal fees incurred for reviewing any such proposed modifications.

         33.05 Lessee represents that, to its knowledge, no person or entity who is a significant indirect owner of Lessor, owns actually or constructively a 10% or more interest in Lessee. Lessee will promptly notify Lessor if it learns that any such ownership interest exists. Significant owners of Lessor at this time include Public Storage, Inc. and New York Common Retirement Fund.

34.      Subordination

         Without the necessity of any additional document being executed by Lessee for the purposes of effecting a subordination, and at the election of Lessor or any mortgagee or any ground lessor with respect to the land of which the Premises are a part, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Property and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Property, ground leases or underlying leases, or Lessor's interest or estate in any of said items is specified as security. Lessor or any mortgagee or ground lessor will have the right, at its election, to subordinate or cause to be subordinated any ground lessee or underlying leases or any such liens to this Lease. If Lessor's interest in the Premises is acquired by any ground lessor or mortgagee, or in the event any proceedings are brought for the foreclosure of, or in the event of exercise of power of sale under, any mortgage or deed of trust made by Lessor covering the Premises, or in the event a conveyance in lieu of foreclosure is made for any reason, Lessee will, notwithstanding any subordination and upon the request of such successor in interest to Lessor, attorn to and become the Lessee of the successor in interest to Lessor and recognize such successor in interest as the Lessor under this Lease. Lessee acknowledges that although this Paragraph 34 is self-executing, Lessee covenants and agrees to execute and deliver, upon demand by Lessor and in the form requested by Lessor, or any other mortgagee or ground lessor, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust.

35.      Force Majeure

         Lessor will not be deemed in Lessor Default or have liability to Lessee, nor will Lessee have any right to terminate this Lease or abate rent or assert a claim of partial or constructive eviction, because of Lessor's failure to perform any of its obligations under this Lease if the failure is due in part or in full to reasons beyond Lessor's reasonable control. Such reasons will include but not be limited to: strike, other labor trouble, fuel, labor or supply shortages, utility failure or defect, the inability to obtain any necessary governmental permit or approval (including building permits and certificates of occupancy), war, riot, mandatory or prohibitive injunction issued in connection with the enforcement of the Americans with Disabilities Act of 1990, civil insurrection, accidents, acts of God, any governmental preemption in connection with a national emergency or any other cause, whether similar or dissimilar, which is beyond the reasonable control of Lessor. If this Lease specifies a time period for performance of an obligation by Lessor, that time period will be extended by the period of any delay in Lessor's performance caused by such events as described herein.

36.      Miscellaneous Provisions

         36.01 Whenever the context of this Lease requires, the neuter, the masculine and the feminine gender shall include the other, and the word person shall include partnership or corporation or joint venture, and the singular shall include the plural and the plural shall include the singular.

         36.02 If more than one person or entity is Lessee, the obligations imposed on each such person or entity will be joint and several.

         36.03 The captions and headings of this Lease are used for the purpose of convenience only and shall not be construed to interpret, limit or extend the meaning of any part of this Lease.

         36.04 This Lease contains all of the agreements and conditions made between Lessor and Lessee and may not be modified in any manner other than by a written agreement signed by both Lessor and Lessee. Any statements, promises, agreements, warranties or representations, whether oral or written, not expressly contained herein will in no way bind either Lessor or Lessee, and Lessor and Lessee expressly waive all claims for damages by reason of any statements, promises, agreements, warranties or representations, if any, not contained in this Lease. No provision of this Lease shall be deemed to have been waived by Lessor unless such waiver is in writing signed by a regional vice president or higher of Lessor or the management company, and no custom or practice which may develop between the parties during the Lease Term shall waive or diminish the Lessor's right to enforce strict performance by Lessee of any terms of the Lease.

         36.05 Time is of the essence for the performance of each term, condition and covenant of this Lease.

         36.06 Except as otherwise expressly noted, each payment required to be made by Lessee is in addition to and not in substitution for other payments to be made by Lessee.

         36.07  Subject to Paragraph 19, the terms, conditions and provisions of
                           ------------
this  Lease  will   apply  to  and  bind  the  heirs,   successors,   executors,
administrators and assigns of Lessor and Lessee.

         36.08 If any provision contained herein is determined to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provision of this Lease.

         36.09 In consideration of Lessor's covenants and agreements hereunder, Lessee hereby agrees not to disclose any terms, covenants or conditions of this Lease to any non-related party other than its officers, directors, attorneys or accountants without the prior written consent of Lessor. Additionally, Lessee shall not record this Lease or any short form memorandum hereof without the prior written consent of Lessor, which Lessor may withhold in its sole discretion.

         36.10 The rights and obligations of the parties under this Lease shall survive the expiration of this Lease and the termination of this Lease and/or of Lessee's right of possession.

         36.11 The duties and warranties of Lessor are limited to those expressly stated in this Lease and does not and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Lessor other than those contained in this Lease.

         36.12 Lessee promises and it is a condition to the continuance of this Lease that there will be no discrimination against or segregation of any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring occupancy, tenure, or use of the Property, the Premises, or any portion thereof.

         36.13 Lessor and Lessee each warrant to the other that it has not dealt with any broker or agent in connection with this Lease, other than the person(s) listed in Paragraph 1.15 above. Except for any broker(s) who shall be
                    --------------
compensated in accordance with the provisions of a separate agreement, Lessor and Lessee each agree to indemnify the other against all costs, expenses, legal fees and other liability for commissions or other compensation claimed by any other broker or agent.

         36.14 Lessee shall not permit or allow any activity in the Premises which will have an adverse effect on indoor air quality, including smoking and any remodeling activity or introduction of materials which would have such an effect. Lessor shall have the right, but not the obligation, to monitor indoor air quality within the Project. Lessee shall take such steps to protect and to improve indoor air quality as Lessor may request from time to time. Lessee acknowledges that construction (either initial construction or remodeling) by Lessor in the Premises or elsewhere in the Project, and other operations in the Project, may involve processes or materials which have adverse effects on indoor air quality; accordingly, Lessee (1) shall follow directives of Lessor and its agents related to ventilation, occupancy of the Premises, and other steps related to indoor air quality, and (2) hereby waives any claims related to such effects, including claims for damages, breach of quiet enjoyment, and/or constructive eviction.

         36.15 Lessee specifically acknowledges that Lessor has no duty to provide security for any portion of the Project, including, without limitation, the Premises or the common areas, and Lessee has assumed sole responsibility and liability for the security of itself, its employees, customers and invitees and their respective property in, on or about the Project. Notwithstanding anything herein to the contrary, Lessee expressly acknowledges and agrees that to the extent Lessor elects to provide any security, Lessor is not warranting the effectiveness of any such security personnel, services, procedures or equipment and that Lessee is not relying and shall not hereafter rely on any such personnel, services, procedures or equipment. Lessor shall not be responsible or liable in any manner for failure of any such security personnel, services, procedures or equipment to prevent or control, or to apprehend anyone suspected of, personal injury or property damage in, on or around the Project.

         36.16 The grant of any consent or approval required from Lessor under this Lease shall be proved only if granted in writing. Unless otherwise specified herein, any such consent or approval may be withheld in Lessor's sole discretion. Any consent may be issued subject to conditions determined by Lessor, in its sole discretion. As a condition to any consent, and without limiting the right of Lessor to impose other conditions, Lessor may require that any other party or parties with a right of consent issue such consent on terms acceptable to Lessor. Notwithstanding any other provision of this Lease, the sole and exclusive remedy of Lessee for any alleged or actual improper withholding, delaying or conditioning of any consent or approval by Lessor shall be the right to specifically enforce any right of Lessee to require issuance of such consent or approval on conditions allowed by this Lease; in no event shall Lessee have the right to terminate this Lease, to collect monetary damages, or to pursue any other remedy for any actual or alleged improper withholding, delaying or conditioning of any consent or approval, regardless of whether this Lease requires that such consent or approval not be unreasonably withheld, conditioned or delayed.

37.      Examination of Lease; Good Faith Deposits

         Submission of this document for examination and signature by Lessee does not create a reservation or option to lease. Lessee hereby agrees that Lessor will be entitled to immediately endorse and cash any good faith check(s) forwarded by Lessee along with this document. It is further agreed that such cashing of good faith checks by Lessor will not guarantee acceptance of this document by Lessor, but, in the event Lessor does not accept or execute this document, the amount of such good faith check(s) will be refunded to Lessee. This document will become this "Lease" and be effective and binding only upon full execution by authorized representatives of both Lessee and Lessor as defined in this Lease. Thereafter, a fully executed copy of this Lease will be deemed an original for all purposes.

38.      Governing Law

         This Lease is governed by and construed in accordance with the laws of the state in which the Premises are located, and venue of any legal action will be in the county where the Premises are located.

39.      Lessor's Lien

         LESSOR HEREUNDER WILL HAVE THE BENEFIT OF, AND THE RIGHT TO, ANY AND ALL LESSOR'S LIENS PROVIDED UNDER THE LAW BY WHICH THIS LEASE IS GOVERNED.

40.      Special Provisions and Exhibits

         The following Exhibits are attached to this Lease and by this reference made a part hereof: "A-1," "A-2," "A-3," "B," "C," "D" and "F".

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year indicated by Lessor's execution date as written below.

         If Lessee is a corporation, each person signing this Lease on behalf of Lessee represents and warrants that he or she has full authority to do so and that this Lease binds the corporation. Prior to the execution of this Lease, Lessee shall deliver to Lessor a certified copy of a resolution of Lessee's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Lessor. If Lessee is a partnership or limited liability company, each person or entity signing this Lease for Lessee represents and warrants that he, she or it is a general partner of the partnership or limited liability company, as applicable. Lessee shall give written notice to Lessor of any general partner's or member's withdrawal or addition. Simultaneous with the delivery of Lessee's signed lease, Lessee shall deliver to Lessor a copy of Lessee's recorded statement of partnership or certificate of limited partnership or articles of organization, as applicable.

         THIS LEASE, WHETHER OR NOT EXECUTED BY LESSEE, IS SUBJECT TO ACCEPTANCE BY LESSOR, ACTING BY ITSELF OR BY ITS AGENT BY THE SIGNATURE ON THIS LEASE OF ITS SENIOR VICE PRESIDENT, VICE PRESIDENT, REGIONAL MANAGER OR DIRECTOR OF LEASING.


 LESSOR:                                 LESSEE:

 /S/ ANGEL BENSCHNEIDER                  /S/ RICHARD B. POWELL
 --------------------------------        --------------------------------------------

 By: Angel Benschneider,                 By: Richard B. Powell
     ----------------------------            ----------------------------------------
     Vice President                          Vice-President, Chief Accounting Officer
     ----------------------------            ----------------------------------------
     TITLE                                   AUTHORIZED SIGNATURE / TITLE

 Date:        June 01, 2001
       --------------------------
          LEASE EXECUTION DATE

 Lessor Fed. ID #: 95-4613916
                   ----------